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                     AMENDMENT TO STOCK PURCHASE AGREEMENT

         This Amendment to Stock Purchase Agreement ("Amendment") is made as of June 4, 1996 by and between MASADA SECURITY, INC., a Delaware corporation ("Buyer"); RUSSELL B. JONES, an individual residing in Miami, Florida ("Jones"); ROBERT S. MOSES, an individual residing in Miami Beach, Florida ("Moses"), DAVID R. DONNELLY, an individual residing in Miami, Florida ("Donnelly"), and RONALD G. WALTERS, an individual residing in Ft. Lauderdale, Florida ("Walters") (Jones, Moses, Donnelly and, Walters are collectively referred to as the "Sellers").

                                    RECITALS

         WHEREAS, Buyer and Sellers have previously entered into a Stock Purchase Agreement dated May 31, 1996 ("Stock Purchase Agreement"); and

         WHEREAS, Buyer and Sellers desire to amend certain portions of the Stock Purchase Agreement.

                                   AGREEMENT

         1. Schedule 3.18(a) of the Stock Purchase Agreement is amended to include the Alarm Accounts listed on Schedule 1 attached hereto and incorporated herein by this reference.

         2. Except for Section 3.21 of the Stock Purchase Agreement, Buyer and Sellers confirm that all the representations and warranties contained in the Stock Purchase Agreement are as stated therein on the date hereof.

         3. All other terms and provisions of the Stock Purchase Agreement shall remain unchanged as of the date hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

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Buyer:                                                      Sellers:

MASADA SECURITY, INC.

By: /s/ Charles F. Armstrong                                /s/ Russell B. Jones
   ------------------------------                           ---------------------------
      Its: Vice President                                   Russell B. Jones
          -----------------------

                                                            /s/ Robert S. Moses
                                                            ---------------------------
                                                            Robert S. Moses

                                                            /s/ David R. Donnelly
                                                            ---------------------------
                                                            David R. Donnelly

                                                            /s/ Ronald G. Walters
                                                            ---------------------------
                                                            Ronald G. Walters

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